UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2018
CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
ITEM 5.07 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 5.03 — AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On April 9, 2018, the sole shareholder of Calpine Corporation (the “Company” or “Calpine”), acting without a meeting, voted (a) to approve certain amendments to the Company’s certificate of incorporation (i) to reduce the number of shares of common stock of the Company authorized for issuance to 5,000 shares and (ii) to permit the sole shareholder of the Company to designate one or more persons to serve as a non-voting member of the Board of Directors (the “Non-Voting Director Amendment”) and (b) to approve certain conforming amendments to the Company’s bylaws in connection with the Non-Voting Director Amendment to clarify that certain actions require a vote of the majority of the directors entitled to vote serving on the Board of Directors.
The foregoing summary is qualified in its entirety by reference to the complete copy of the amended and restated certificate of incorporation, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein and to the complete copy of the amended and restated bylaws, a copy of which is attached as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated by reference herein. Additionally, a copy of each of the amended and restated certificate of incorporation and of the amended and restated bylaws marked to show changes is also attached as Exhibit 3.2 and Exhibit 3.4, respectively (additions are underlined and deletions are struck through).
ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The information disclosed above under Item 5.03 is incorporated herein by reference.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit No.	Description

3.1	Fourth Amended and Restated Certificate of Incorporation of Calpine Corporation

3.2	Fourth Amended and Restated Certificate of Incorporation of Calpine Corporation (marked)

3.3	Third Amended and Restated By-Laws of Calpine Corporation

3.4	Third Amended and Restated By-Laws of Calpine Corporation (marked)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: April 13, 2018

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fourth Amended and Restated Certificate of Incorporation of Calpine Corporation

3.2	Fourth Amended and Restated Certificate of Incorporation of Calpine Corporation (marked)

3.3	Third Amended and Restated By-Laws of Calpine Corporation

3.4	Third Amended and Restated By-Laws of Calpine Corporation (marked)

4